Collaborations and License Agreements	12 Months Ended
Dec. 31, 2013
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Collaborations and License Agreements

6. Collaborations and License Agreements

Takeda Pharmaceutical Company Limited

On February 25, 2011, ITI entered into a license and collaboration agreement with Takeda Pharmaceutical Company Limited (“Takeda”) to develop and commercialize selective phosphodiesterase type 1 (“PDE1”) inhibitors, discovered by ITI, for the treatment of cognitive impairment associated with schizophrenia. This agreement is targeted worldwide, but ITI has retained the option to co-promote with Takeda in the United States.

Upon execution of the agreement, Takeda made a nonrefundable payment to the Company. ITI is eligible to receive payments of approximately $500 million in the aggregate upon achievement of certain development milestones and up to an additional $250 million in the aggregate upon achievement of certain sales-based milestones, along with tiered royalty payments based on net sales by Takeda. Takeda will be solely responsible for development, manufacturing and commercialization of PDE1 inhibitors. ITI and Takeda have formed a joint steering committee to coordinate and oversee activities on which the two companies collaborate under the agreement. ITI has the right, but not the obligation, to sit on the joint steering committee. There are no performance, cancellation, termination, or refund provisions in the arrangement that contain material financial consequences to the Company.

The Company evaluates all deliverables within an arrangement to determine whether or not they provide value on a stand-alone basis. The Company identified two deliverables in the arrangement, (1) a license to the Company’s intellectual property, and (2) research and development services (“R&D services”). Based on this evaluation, the deliverables were separated into units of accounting. The arrangement consideration that is fixed or determinable at the inception of the arrangement was allocated to the separate units of accounting based on their relative selling prices. We may exercise significant judgment in determining whether a deliverable is a separate unit of accounting, as well as in estimating the selling prices of such unit of accounting.

To determine the selling price of a separate deliverable, we use the hierarchy as prescribed in ASC Topic 605-25 based on vendor-specific objective evidence (“VSOE”), third-party evidence (“TPE”) or best estimate of selling price (“BESP”). VSOE is based on the price charged when the element is sold separately and is the price actually charged for that deliverable. TPE is determined based on third-party evidence for a similar deliverable when sold separately and BESP is the price at which we would transact a sale if the elements of collaboration and license arrangements were sold on a stand-alone basis. We were not able to establish VSOE or TPE for the deliverables within collaboration and license arrangements, as we do not have a history of entering into such arrangements or selling the individual deliverables within such arrangements separately. In addition, there may be significant differentiation in these arrangements, which indicates that comparable third-party pricing may not be available. We determined that the selling price for the deliverables within collaboration and license arrangements should be determined using BESP. The process for determining BESP involved significant judgment on our part and included consideration of multiple factors such as prices offered by third parties, estimated direct expenses and other costs, and available data. The Company was able to determine the BESP for the license and R&D services, and thus, allocated the consideration in this arrangement based on relative selling price of each deliverable. The revenue allocated to the license was recognized upon the execution of the agreement as Takeda obtained the right to use the license upon execution of the agreement. The revenue for R&D services is being recognized over the estimated service period of 3 years.

During the years ended December 31, 2013 and December 31, 2012, the Company recognized revenue of $2.7 million and $3.1 million under this agreement, respectively. At December 31, 2013 and 2012, $0 and $1.7 million of revenue was deferred under this agreement.

In May 2002, ITI entered into a license agreement (the “License”) and research agreement with a university. Under the provisions of the License, ITI is entitled to use this organization’s patented technology and other intellectual property relating to diagnosis and treatment of central nervous system disorders. The License expires upon expiration of the patent rights or 15 years subsequent to the first sale of products developed through this License. ITI is required to make future milestone payments for initiation of clinical trials and approval of a New Drug Application (“NDA”). Should ITI commercialize the technology related to this License, ITI would be required to make royalty payments, and would also be required to pay fees under any sublicense agreements with third parties.

In connection with the License, ITI issued 400,000 shares of common stock to the organization. Upon issuance of the shares, ITI recorded the estimated fair value of the shares issued, approximately $120,000, as research and development expense. In addition, ITI is required to use at least $1 million annually of its resources for the development and commercialization of the technology until ITI submits a NDA. ITI met its spending requirements in 2013 and 2012. There were no other payments made or required for the years ended December 31, 2013 and 2012.

In May 2005, ITI entered into a license agreement (the “Agreement”) with a company for the use of this company’s patented compounds. ITI intends to test and use the compounds in its research and development program as candidates for potential new drugs. The Agreement expires on the later of 10 years after the first commercial sale of a product developed using the licensed compound or upon expiration of the patent rights. ITI is required to make future milestone payments for commencement of certain clinical trials and filings with the U.S. Food and Drug Administration. Should ITI sell products covered by the Agreement, ITI would be required to make royalty payments. There were no payments under this Agreement for the years ended December 31, 2013 and 2012.